UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2024

Aeries Technology, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

(919) 228-6404

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously described in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023, as amended by those current reports on Form 8-K/A filed on November 30, 2023 and December 13, 2023 (as amended, the “Closing Report”), on November 6, 2023, pursuant to the Business Combination Agreement dated March 11, 2023 (as amended, the “Business Combination Agreement”), by and among Worldwide Webb Acquisition Corp. (“WWAC”), WWAC Amalgamation Sub Pte. Ltd., a direct wholly owned subsidiary of WWAC (the “Amalgamation Sub”), and Aark Singapore Pte. Ltd., a Singapore private company (“AARK”), the Amalgamation Sub and AARK amalgamated and continued as one company, with AARK being the surviving entity and becoming a subsidiary of WWAC, and WWAC changed its corporate name to Aeries Technology, Inc. (the “Company”).

As contemplated by the Business Combination Agreement, concurrently with the closing of the business combination pursuant to the Business Combination Agreement, Mr. Venu Raman Kumar and the holders of ordinary shares of Aeries Technology Group Business Accelerators Pte. Ltd., a subsidiary of AARK (“Aeries”) other than AARK (the “Exchanging Aeries Holders”), entered into Exchange Agreements with the Company. These Exchange Agreements are referred to herein as the “AARK Exchange Agreement” and the “Aeries Exchange Agreement”, respectively, and collectively as the “Exchange Agreements”.

As described in greater detail in the Closing Report, pursuant to the Exchange Agreements, from and after April 1, 2024, and subject to the satisfaction of the applicable exercise conditions specified therein, the Company, on one side, and Mr. Kumar or each Exchanging Aeries Holder, on the other side, may exercise a call or put exchange right to exchange the ordinary shares of AARK or Aeries owned by Mr. Kumar or such Exchanging Aeries Holder, as applicable, for either cash or Class A ordinary shares (“Class A Ordinary Shares”) of the Company in accordance with the exchange ratio specified in the applicable Exchange Agreement. However, the cash exchange payment may only be elected in the event that approval from the Reserve Bank of India is not obtained for a stock exchange payment, and provided that the Company has reasonable cash flow to be able to pay the cash exchange payment and such cash exchange payment would not be prohibited by any outstanding debt agreements or arrangements of the Company or any of its subsidiaries.

On March 26, 2024, the audit committee of the board of directors of the Company determined that the exercise conditions in the Exchange Agreements with respect to Mr. Kumar and one of the Exchanging Aeries Holders, Bhisham Khare, had been satisfied.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 8.01 of this current report on Form 8-K below is incorporated by reference herein.

The issuance of 21,337,000 Class A Ordinary Shares pursuant to the AARK Exchange Agreement to Mr. Kumar has been conducted in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that Mr. Kumar is an accredited investor and the Company did not engage in any general solicitation in connection with such offer and sale.

Item 5.01 Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the information contained in Item 8.01 of this current report on Form 8-K below is incorporated by reference herein.

Item 8.01 Other Events.

Exchange of AARK Shares by Mr. Kumar

On April 5, 2024, Mr. Kumar exchanged an aggregate amount of 9,500 ordinary shares of AARK for 21,337,000 Class A Ordinary Shares (the “Exchange”). Mr. Kumar is the Chairman of the board of directors of the Company.

On April 5, 2024, following the Exchange, the Company had 36,956,004 Class A Ordinary Shares and 1 Class V ordinary share (“Class V Ordinary Share”) outstanding. Following the Exchange, Mr. Kumar’s beneficial ownership percentage of Class A Ordinary Shares remained at 73.8%, while his voting power increased from 26.7% to 72.0% of all votes attached to the total issued and outstanding Class A Ordinary Shares and the Class V Ordinary Share, subject to the special voting rights of the Class V Ordinary Share regarding certain extraordinary events discussed below.

As a result of the Exchange, and in accordance with the Amended and Restated Memorandum of Association of the Company (the “Charter”), the number of votes represented by the sole Class V Ordinary Share was reduced from 51.0% to 1.3% of all votes attached to the total issued and outstanding Class A Ordinary Shares and the Class V Ordinary Share. This reduction will not affect the voting rights of the Class V Ordinary Share in the event of extraordinary events set forth in the Charter, including a hostile change of control or an appointment or removal of a director, where the Class V Ordinary Share will have a number of votes representing 51.0% of all votes attached to the total issued and outstanding Class A Ordinary Shares and the Class V Ordinary Share.

The Class V Ordinary Share is owned by NewGen Advisors and Consultants DWC-LLC (the “Class V Ordinary Shareholder”), which is owned by a business associate of Mr. Kumar. Mr. Kumar does not have control over the Class V Ordinary Shareholder, and the Class V Ordinary Shareholder will not receive any compensation in connection with its ownership of the Class V Ordinary Share. Although the Class V Ordinary Shareholder is not required by contract or otherwise to vote in a manner that is beneficial to Mr. Kumar and may vote the Class V Ordinary Share in its sole discretion, given the business relationship between the Class V Ordinary Shareholder and Mr. Kumar, Mr. Kumar believes that the Class V Ordinary Shareholder could protect the interests of Mr. Kumar from extraordinary events, such as a hostile takeover or board contest, prior to the exchange of all ordinary shares of AARK by Mr. Kumar.

AARK is classified as a subsidiary of the Company, as the Company holds the right to appoint two out of the three directors on AARK’s board of directors, thereby possessing the ability to control the activities conducted by AARK in the ordinary course of business. Following the Exchange, the Company’s economic interest in AARK increased from 38.24% to 96.91%, while Mr. Kumar and the Exchanging Aeries Holders collectively retained 3.09% of the economic interests in AARK.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2024	AERIES TECHNOLOGY, INC. A Cayman Islands exempted company

	By:	/s/ Sudhir Appukuttan Panikassery
	Name:	Sudhir Appukuttan Panikassery
	Title:	Chief Executive Officer and Director

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